SAFE PRO GROUP
Safety with Confidence



SAFE PRO GROUP BRIEF

JANUARY 2026

FORWARD-LOOKING STATEMENT

Some of the statements in this presentation may be deemed "forward-looking statements" within the meaning of applicable federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that Safe Pro Group expects, projects, believes or anticipates will or may occur in the future, including, without limitation, potential future revenues and cash flows, general industry conditions, future operating results of Safe Pro Group, capital expenditures, expansion and growth opportunities, business strategy, ability to pay dividends and other such matters, are forward-looking statements. Forward-looking statements relate to future events, future expectations, plans and prospects. Although Safe Pro Group believes the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements, because these assumptions are inherently subject to significant uncertainties and contingencies that are difficult or impossible to predict and are beyond its control, Safe Pro Group can provide no assurance that it will achieve or accomplish these expectations, beliefs or projections. Safe Pro Group has attempted to identify forward-looking statements by terminology including ''believes,'' ''estimates,'' ''anticipates,'' ''expects,'' ''plans,'' ''projects,'' ''intends,'' ''potential,'' ''may,'' ''could,'' ''might,'' ''will,'' ''should,'' ''approximately'' or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including market and other conditions. Any forward-looking statements contained in this presentation speak only as of its date. Safe Pro Group undertakes no obligation to update any forward-looking statement, whether written or oral, contained in this presentation to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events, or to conform these forward-looking statements to Safe Pro Group's actual results, except as required by law.

MODERNIZED DEFENSE AND SECURITY SOLUTIONS:
HARNESSING ARTIFICIAL INTELLIGENCE & DRONES

- A developer of advanced **artificial intelligence (AI), machine learning (ML), deep learning and applied computer vision software for small object detection**

- Expertise in developing specialized datasets for government, military, humanitarian/NGO, enterprise and first responder markets utilizing drone-based platforms to collect visual information
  - **Award-winning and patented** computer vision technology for the autonomous identification and detection of landmines and unexploded ordnance (UXO) in drone-based imagery

- Flexible software architectures including crowd-sourced/UBER model **powered by Amazon Web Services (AWS)** and local "on the Edge" for rapid processing of visual data

ONDAS HOLDINGS INC.

UNUSUAL MACHINES

RED CAT

REAL-WORLD AI ANALYSIS OF DRONE IMAGERY & LANDMINE DETECTIONS			
As of January 1, 2026			
2,420,375	**34**	**11,865**	**43,138**
IMAGES PROCESSED	DATA ANALYZED (TB)	HECTARES SURVEYED*	LANDMINE & UXO
		** 1 Hectare = 2.47 Acres*	DETECTIONS

GLOBAL PROBLEM: LANDMINES UXO IMPACT THE WORLD

DRONES AND AI CAN IDENTIFY AND TARGET LARGE ASSETS

WE DEVELOPED A NOVEL APPROACH TO THE FOCUS ON SMALLER THREATS

110M+ landmines and explosive remnants of war

60+ Countries Impacted

85,000 sq/mile (Ukraine- Middle East Contaminated)

(Similar in size to Kansas, Minnesota, Utah)

Ongoing conflicts sadly making this work more relevant







MILITARY PROBLEM:
PROLIFERATION OF REMOTELY DELIVERED MINES & DRONE AMBUSHES

The whole battlespace is now subject to sustained attack using remotely delivered mines and drones laying in ambush:

- Routes and areas previously cleared are rapidly reseeded

- Mobility kills in mounted columns place the entire formation at risk of swarm attacks and concentrated artillery


MAVIC 3 CLASSIC





EXAMPLE OF ACTUAL BATTLEFIELD SURVEY

Utilized to save lives and equipment



Detections:

- 100 confirmed & suspected EO
  - TM-62 (93), AP mine (2), detonator (3), POMZ-2M (1)



av_landmine 0.77
av_landmine 0.51
av_landmine 0.83
Drone Image
Processed Orthomosaic,
detections,
surveyed area polygon
av_landmine

OPERATIONAL VIEW - PROOF OF CONCEPT

CONTINUOUS AWARENESS OF EO HAZARDS

SAFE PRO GROUP
Safety with Confidence



WinTAK
Home
Creation
Digital Pointer
Range & Bearing
Lock View
Overlays
Elevation Tools
Select
Maps & Favorites
ALERT
Point Dropper
Drawing Tools
Routes
GoTo
CASEVAC
Geo Fences
Hashtags
Contacts
Video Player
Data Package
Track History
ATAK Manager
Radio Controls
Resection
Map
Overlays
Layers
Placement
Tools
Feature Details
METADATA
DETAILS
ID: 63
Type of Evidence: EO
Object: TM-62
Confidence: Confirmed
Coordinate: [redacted],
UTM Coordinate: [redacted] N,
[redacted] E
Advanced Edit
90°
10 m
NO GPS
124 ft MSL
352 ° M
Maps & Favorites
Feature Details
[redacted] 143 ft MSL DTED0 62.15 km 235 ° M
TAK Network Status

aws



RED CAT



Real Time Output Menu:

- ➢ Real Time EO & Threat Detections & Real Time Alerts and Exports

Post Processing Options:

> 2D UTM Map w/ Hazards > 3D Model w/ Hazards

> GO / NOGO UGV maps > Vegetation Height Model > Exportable Files

GRANTED PATENT

SAFE PRO OBJECT THREAT DETECTION (SPOTD) TECHNOLOGY

- USPTO Patent #US 12,146,729 granted November 19, 2024 for *"Systems and Methods for Detecting and Identifying Explosives"*
  - Confirms all the claims in the Company's patent application
  - Claims cover the rapid autonomous detection, identification, and labeling of explosives in orthomosaic images utilizing AI processing of imagery from an unmanned aerial vehicle ("UAV")(i.e., "drone")
  - Patent grants intellectual property ("IP") protections for SpotlightAI™ AI-powered drone image analysis and reporting software platform

- Previously filed for global patent protection with the World Intellectual Property Organization (WIPO) under the Patent Cooperation Treaty ("PCT") which covers patent protection rights for 157 Contracting States
  - National phase patent applications for 47 jurisdictions completed

UNITED STATES
PATENT AND TRADEMARK OFFICE
uspto



US012146729B2

(12) **United States Patent**
Steinberg et al.

(10) **Patent No.:** **US 12,146,729 B2**
(45) **Date of Patent:** **Nov. 19, 2024**

(54) **SYSTEMS AND METHODS FOR DETECTING AND IDENTIFYING EXPLOSIVES**

(71) Applicant: **Demining Development LLC**, New York, NY (US)

(72) Inventors: **Gabriel Steinberg**, New York, NY (US); **Jasper Baur**, New York, NY (US)

(73) Assignee: **SAFE PRO AI LLC**, New York, NY (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: **18/232,325**

(22) Filed: **Aug. 9, 2023**

(65) **Prior Publication Data**

US 2024/0219153 A1 Jul. 4, 2024

(58) **Field of Classification Search**
CPC F41H 11/12; F41H 11/13; B63G 7/02; G06V 2201/05; G06V 20/17
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

7,637,196	B2 *	12/2009	Thornton	F41H 11/12 89/1.13
9,092,866	B1 *	7/2015	Li	F41H 11/136
9,110,168	B2 *	8/2015	Mohamadi	G01S 13/0209
9,329,001	B2 *	5/2016	Mohamadi	F41H 11/16
9,361,539	B2 *	6/2016	Li	G06V 10/457
10,948,587	B1 *	3/2021	Boronse	G01S 13/887
11,140,326	B2 *	10/2021	Lunt	G08G 5/0078
11,195,012	B1 *	12/2021	Schroeder	G06V 10/82
11,299,270	B2 *	4/2022	Culver	H04W 4/90
11,551,032	B1 *	1/2023	Gebhardt	G01S 5/0018
11,823,364	B1 *	11/2023	Shu	G06V 20/176
2002/0062730	A1 *	5/2002	Thornton	F41H 11/12 86/50
2014/0062754	A1 *	3/2014	Mohamadi	F41H 11/16 89/1.13
2020/0098130	A1 *	3/2020	Porter	G06T 7/70
2020/0272837	A1 *	8/2020	Brooks	G06V 10/56
2022/0074713	A1 *	3/2022	Malka	G06F 16/29
2023/0124398	A1 *	4/2023	Ampatzidis	G06V 20/188

SPOTD CAPABILITIES SPECTRUM

Spotlight ai

SpotlightAI™
Results: Minutes – Hours
Output: Detections, 2D & 3D Models
Terrain and vegetation maps

aws

SIPR/NIPR

NODE
Results: Minutes – Hours
Output: Detections, 2D & 3D Models
Terrain and vegetation maps



ONSIGHT
Results: Minutes
Output: Detections, georeferenced Image maps



Inflight UAV
Results: Seconds
Output: Real-time detections



DRONE-BASED SERVICES:

AI ANALYTICS AND SERVICES FOR PUBLIC SAFETY, CRITICAL INFRASTRUCTURE INSPECTION & DISASTER RESPONSE

AIRBORNE RESPONSE

A Leading Provider of Mission Critical Drone Services Using U.S. Government-Compliant Small Uncrewed Aircraft Systems (sUAS)

- Public safety drone-related services and solutions serving enterprises in large target markets including Insurance, Utilities, Telecommunications and large sports venues
- Featuring hardware from industry-leading providers including Skydio Inc. (authorized reseller)

CITIZENS PROPERTY INSURANCE CORPORATION | Skydio | MOTOROLA SOLUTIONS | FPL



DRONE AS A FIRST RESPONDER ("DFR")

A complete turnkey system including operational support for law enforcement, public safety, and other first responders, assisting them in utilizing advanced, Florida law-compliant Blue UAS-type drone technologies for rapid incident response and assessment



CRITICAL AERIAL INTELLIGENCE

Drone-based solutions for asset inspection (visual, IR, thermal), emergency response operations, mission-critical disaster preparedness, response, and recovery & rapid area mapping, data capture, analytics and processing powered by AI

BALLISTIC SAFETY & PROTECTION:

PROTECTING THOSE PROTECTING US ALL

SAFE PRO USA

30+ Years of Combined Experience in the U.S. Defense Industry

with Expertise and Strength in the Design, Engineering and Manufacture of Advanced Armor Composites

- Advanced Ultra-Light/Ultra-Thin Body Armor Plate for Law Enforcement
- Advanced, high performance body armor & ballistic plates (XSAPI, ESAPI & Level III+/Level IV) exceeding U.S. Government & NATO Standards including U.S. National Institute of Justice (NIJ) and STANAG standards
- Complete EOD systems, demining aprons & bomb blankets
- GSA-listed and U.S. Small Business Administration HubZone certified
- ***ALL BALLISTIC PRODUCTS PROUDLY MADE IN THE USA***



GSA Advantage! www.gsaadvantage.gov

Made In the U.S.A.

SBA U.S. Small Business Administration HUBZONE CERTIFIED SMALL BUSINESS



INVESTOR SUMMARY

- Battle-tested & patented AI image analysis technology ready for commercialization in DoD and public safety markets
- Well positioned to capitalize on U.S. military's increased strategic focus on domestically produced drone and AI technologies
- Experienced management team, Board of Directors and Advisors
- Recent strategic investment provides sufficient funds for software development and commercialization efforts
- High insider ownership / low public float
- Clean capital structure with no debt

Investor Snapshot

Nasdaq Ticker:	SPAI
Share Outstanding*:	20.9 million
Market Cap (as of 1/7/25):	$97.4 million
Approx. Insider Ownership:	42.0%
Approx. Public Float:	12.2 million

* As of September 30, 2025, 2,135,688 warrants were outstanding at an average exercise price of $5.88

SAFE PRO GROUP
Safety with Confidence

CONTACT US

Nasdaq-Listed: SPAI

PHONE
(786) 409 - 4030

EMAIL ADDRESS
info@safeprogroup.com

WEBSITE
www.safeprogroup.com

OFFICE
18305 Biscayne Blvd., Suite 222 Aventura, FL 33160